Mercantile Bank Corporation

Investor Presentation

April 2025



Forward-Looking Statements

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipates," "intends," "plans," "goal," "seeks," "believes," "projects," "estimates," "expects," "indicates," "strategy," "future," "is likely," "may," "should," "will," and variations of such words and similar references to future periods. Any such statements are based on current expectations that involve a number of risks, uncertainties and assumptions ("Future Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Therefore, actual results and outcomes may differ materially from the results expressed or forecasted in such forward-looking statements. Future factors include, among others, adverse changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates or recession; significant declines in the value of commercial real estate; market volatility; demand for products and services; climate impact; labor markets; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws and other laws and regulations applicable to us; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; changes in the national and local economies; unstable political and economic environments; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; and risk factors described in our annual report on Form 10-K for the year ended December 31, 2024, including those disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

Executive Management Team



RAYMOND REITSMA

PRESIDENT &
CHIEF EXECUTIVE OFFICER

Mr. Reitsma was appointed President and Chief Executive Officer of Mercantile effective June 1, 2024, and has been with the Bank for over 20 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years and President for seven years.



CHARLES CHRISTMAS

EVP, CHIEF FINANCIAL OFFICER &
TREASURER

Mr. Christmas has served as Chief Financial Officer at Mercantile since 1998. Prior to joining Mercantile, Mr. Christmas was a bank examiner for the Federal Deposit Insurance Corporation.

Financial Performance

First Quarter 2025

Performance Highlights

Earnings	• Net income of $19.5mm in 1Q25 versus $21.6mm in 1Q24 • EPS of $1.21 in 1Q25 versus $1.34 in 1Q24
Net Interest Margin & Net Interest Income	• Net interest margin of 3.47% in 1Q25 versus 3.74% in 1Q24 and 3.41% in 12Q24 • Lower asset yield attributed to lower interest rate environment but partially offset by increased yield on investments • Impact of lower rates paid on deposits was partially offset by shifting deposit mix from strategic growth in deposits and increased balances in higher cost accounts • **Higher net interest income attributed to balance sheet growth which more than offset a lower margin**
Deposit and Funding	• Total deposits grew 17% year-over-year • Seasonal declines in 1Q25 almost entirely offset by growth in municipal and business deposit accounts • Loan to deposit ratio at 99% at the end of 1Q25 versus 108% at the end of 1Q24
Commercial Loan Portfolio	• Commercial loans grew nearly 5% annualized in 1Q25 • C&I and Owner Occupied CRE combined represented 54% of the portfolio
Asset Quality	• Nonperforming assets to total assets ratio of 0.09% at the end of 1Q25 • 1Q25 net loan charge-offs to average loans of (0.01)%
Capital	• Total risk-based capital ratio of 14.4% at the end of 1Q25 versus 14.1% at the end of 1Q24 • Tangible book value per share of $34.42 at the end of 1Q25 vs. $30.22 at the end of 1Q24

Shareholder Value Peer Comparison

Track record of delivering shareholder value over proxy peer average

- Driven by solid earnings growth
- Of the top 200 exchange traded banks, MBWM ranked among top 25 banks for ROAA during 2024
- Stock valuations lag proxy peer group average despite relatively strong performance


MBWM TBVPS
8.4% 5-Year CAGR
$35
$30
$25
$20
$15
$10
$5
$0
22.12
23.86
25.61
24.47
29.31
33.09
2019
2020
2021
2022
2023
2024


5-Year TBV CAGR vs. Proxy Peer Group
NIC
MBWM
OSBC
IBCP
SRCE
SYBT
BY
HBNC
CTBI
LKFN
MSBI
GABC
THFF
FMBH
PEBO
FMNB
Mercantile: 8%
Proxy Peers: 4%
-10%
0%
10%


MBWM EPS
10.4% 5-Year CAGR
$6
$5
$4
$3
$2
$1
$0
3.01
2.71
3.69
3.85
5.13
4.93
2019
2020
2021
2022
2023
2024


5-Year EPS CAGR vs. Proxy Peer Group
BY
MBWB
OSBC
SRCE
IBCP
NIC
SYBT
CTBI
FMBH
PEBO
GABC
THFF
LKFN
FMNB
HBNC
Mercantile: 10%
Proxy Peers: 5%
-5%
0%
5%
10%
15%

Loan to Deposit Ratio*

Reduction from 108% to 99% over past twelve months

- Driven by robust local deposit growth
- Includes solid loan growth, a reduction in brokered deposits, and first quarter seasonal declines in deposits



110%
105%
100%
95%
$5,000
$4,500
$4,000
$3,500
(In millions)
108%
107%
102%
98%
99%
1Q24
2Q24
3Q24
4Q24
1Q25
Loan to Deposit Ratio
Total Loans
Total Deposits

*Reflects end of quarter balances.

Net Interest Income

Stable net interest income in a dynamic interest rate environment

- Organic asset growth, repricing of fixed rate loans and investments, and higher yield on investments more than offset a decrease in interest income due to a lower interest rate environment, which impacted rates on floating rate loans and deposits at the Fed
- Inflection in interest expense due to lower rates and despite strategic deposit growth and change in funding mix related to lowering the loan to deposit ratio. Noninterest-bearing deposits (NIB) historically above peer median



$47 $47 $48 $48 $49
5.35% 5.35% 5.31% 4.69% 4.35%
$in millions
1Q24 2Q24 3Q24 4Q24 1Q25
Net Interest Income
SOFR 90-Day Average



$5.1 $5.2 $5.5 $5.6 $5.7
$5.5 $6.1 $8.1 $8.7 $8.3
$71 $73 $75 $74 $72
Interest Income
Assets
1Q24 2Q24 3Q24 4Q24 1Q25
Interest on Securities and Deposits
Interest on Loans, including fees
Average Earning Assets



$2.8 $3.0 $3.1 $3.3 $3.4
$7 $7 $8 $7 $7
$22 $25 $28 $27 $25
Expense ($ in millions)
Deposits ($ in billions)
1Q24 2Q24 3Q24 4Q24 1Q25
Other Interest Expense
Interest on Deposits
Avg. Interest-Bearing Deposits



4% 4% 3% 3% 3%
46% 48% 49% 49% 51%
22% 21% 21% 21% 21%
28% 27% 27% 27% 25%
% of Total Deposits
Mar-24 Jun-24 Sep-24 Dec-24 Mar-25
Brokered deposits
Higher-cost deposits
Lower-cost deposits
Non-interest bearing deposits
Proxy Peer median NIB

Net Interest Margin

Stabilizing Net interest Margin

- Proactive balance sheet management strategies that support margin stabilization include:
  - Matched funding fixed rate commercial loans and deposit mix strategies/management
  - Commercial loan back-to-back interest rate swap program
  - Laddered maturities in investment portfolio and purchases of heavily discounted callable agency bonds
- **Linked-quarter improvement attributed to an increase in investment yield and a reduction in deposit costs**
- Quarter-over-quarter margin contraction attributed to shift in deposit mix due to deposit growth strategy, margin normalization, and lower asset yield
- Impact of prior quarter margin compression on net interest income more than offset by organic growth in average earning assets



Net Interest Income
Net Interest Margin, fully tax equivalent
Earning Asset Yield
Cost of Funds
$50mm
$45mm
$40mm
$35mm
$30mm
$25mm
$20mm
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
$47.4
$47.1
$48.3
$48.4
$48.5
6.06%
6.07%
6.08%
5.81%
5.74%
3.74%
3.63%
3.52%
3.41%
3.47%
2.32%
2.44%
2.56%
2.40%
2.27%
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024
4th Qtr 2024
1st Qtr 2025

Earning Asset Yields:					
Loans	6.65%	6.64%	6.69%	6.41%	6.31%
Investments	2.20%	2.30%	2.43%	2.62%	2.79%
Other	5.35%	5.28%	5.37%	4.66%	4.40%
Total Earning Assets	6.06%	6.07%	6.08%	5.81%	5.74%
Cost of Funds:					
Deposits	2.25%	2.42%	2.52%	2.36%	2.23%
Borrowed Funds	3.51%	3.56%	3.75%	3.73%	3.62%
Total Earning Assets	2.32%	2.44%	2.56%	2.40%	2.27%
Net Interest Margin	**3.74%**	**3.63%**	**3.52%**	**3.41%**	**3.47%**

Interest Rate Scenarios*

Improved asymmetry in results driven by strategy to reduce loan to deposit ratio

- Excess deposits used to build investment portfolio
- Purchases of highly discounted callable agency bonds provide additional protection in a down rate environment


$ Change in millions
$50
$40
$30
$20
$10
$0
($10)
($20)
($30)
($40)
% Change in NII
20%
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)

	Down 400 bps	Down 300 bps	Down 200 bps	Down 100 bps	Up 100 bps	Up 200 bps	Up 300 bps
As of March 31, 2025 - Projected $ Δ in Net Interest Income	$(21.7)	$(11.8)	$(9.9)	$(5.4)	$6.0	$12.2	$17.9
As of December 31, 2024 - Projected $ Δ in Net Interest Income	$(33.0)	$(21.5)	$(14.2)	$(6.8)	$7.0	$13.8	$20.3
As of March 31, 2025 - Projected % Δ in Net Interest Income	-15.5%	-8.4%	-7.1%	-3.9%	4.3%	8.7%	12.8%
As of December 31, 2024 - Projected % Δ in Net Interest Income	-14.9%	-9.7%	-6.4%	-3.1%	3.2%	6.2%	9.1%

**Reflects a gradual one-year parallel change in interest rates. $ in millions*

Noninterest Income*

Solid increases in core fee income categories

- Quarter-over-quarter, increases in core fee categories, related to commercial and mortgage services, were offset by declines in swap fees, BOLI income, and revenue from a private equity investment



Other income (-76%)
Earnings on bank owned life insurance (-54%)**
Interest rate swap income (-94%)
Payroll services (+16%)
Credit and debit card income (+4%)
Mortgage banking income (+13%)
Service charges on accounts (+20%)
$10mm
$8mm
$5mm
$3mm
$0mm
1Q24
2Q24
3Q24
4Q24
1Q25
12% aggregate growth in payroll, treasury management, and mortgage banking income Qtr-over-Qtr

*(#%) reflects quarter-over-quarter change
**BOLI includes death benefit claims

Mortgage Loan Portfolio

Quarter-over-quarter growth in income and originations during a historically, seasonally lighter quarter


Mortgage Loan Originations
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
(In thousands)
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024
4th Qtr 2024
1st Qtr 2025
Purchase mortgage loans originated
Refinance mortgage loans originated


Mortgage Loan Sale Production
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Loans originated with intent to sell (in thousands)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Income on Sale of Mortgage Loans (in thousands)
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024
4th Qtr 2024
1st Qtr 2025
Total saleable mortgage loans
Income on sale of mortgage loans

Noninterest Expense

Overall Stable Cost Structure

- Quarter-over-quarter increase in salary and benefit costs commensurate with asset growth
- Noninterest expense to average assets below historical peer group average


$40mm
$30mm
$20mm
$10mm
$0mm
60%
50%
40%
30%
20%
10%
0%
51%
52%
56%
58%
54%
1Q24
2Q24
3Q24
4Q24
1Q25
Other expense
Data processing costs
Furniture and equipment
Occupancy
Salaries and benefits
Efficiency Ratio


2.40%
2.30%
2.20%
2.10%
2.00%
1.90%
2.23%
2.16%
2.22%
2.25%
2.10%
1Q24
2Q24
3Q24
4Q24
1Q25
Noninterest expense to average assets (annualized)
Proxy peer median (annualized)

Asset Quality

Asset quality measures remain strong

- Reflects ongoing commitment to soundly and vigilantly underwrite and administer loans and strength of borrowers
- Continuing to build reserve for credit losses


Average Loans
$4.3B
$4.4B
$4.5B
$4.6B
$4.6B
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024
4th Qtr 2024
1st Qtr 2025

Asset Quality Metrics

($ in thousands)		1st Qtr 2024	2nd Qtr 2024	3rd Qtr 2024	4th Qtr 2024	1st Qtr 2025
Gross loan charge-offs	$	0	0	0	3,800	100
Recoveries	$	400	300	100	200	200
Net loan charge-offs (recoveries)	$	(400)	(300)	(100)	3,600	(100)
Net loan charge-offs (recoveries) to average loans		(0.04%)	(0.02%)	(0.01%)	0.31%	(0.01%)
Provision for credit losses	$	1,300	3,500	1,100	1,500	2,100
Allowance for credit losses	$	51,600	55,400	56,600	54,500	56,700
Allowance to loans		1.19%	1.25%	1.24%	1.18%	1.22%
Nonperforming loans	$	6,000	9,100	9,900	5,700	5,400
Other real estate/repossessed assets	$	200	0	0	0	0
Nonperforming loans to total loans		0.14%	0.21%	0.22%	0.12%	0.12%
Nonperforming assets to total assets		0.11%	0.16%	0.17%	0.09%	0.09%

Loan Repricing*

The majority of loans have a floating rate, shortening balance sheet duration and aligning with funding sources to mitigate interest rate risk

- 76% of commercial loans have a floating rate.
- 81% of fixed rate commercial loans mature within five years.
- In aggregate, approximately 90% of total loans are subject to repricing within the next five years.
- 82% of total floating rate loans reprice in less than one year.

Total Loan Portfolio Rate Type


Fixed Rate Loans: 23%
Variable Rate Loans 77%

Total Loan Portfolio Repricing Breakdown


Over 5 Years 10%
1 - 5 Years 23%
0 - 12 Months 67%


$3B
$3B
$2B
$2B
$1B
$1B
$0B
0 - 12 Months
1 - 5 Years
Over 5 Years
Commercial Variable Rate Loans
Commercial Fixed Rate Loans
Retail Variable Rate Loans
Retail Fixed Rate Loans

*As of March 31, 2025.

Investment Portfolio

Unrealized Gains & Losses ($ in thousands)

- Due to the increasing interest rate environment, net unrealized losses started to increase meaningfully during the first quarter of 2022, peaking in September 2022 ($92 million before tax).
- Net unrealized losses (before tax) equaled $51 million as of March 31, 2025 compared to $63 million as of December 31, 2024.


As of March 31, 2025
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
($100,000)
U.S. Gov't Agency Bonds
Municipal Bonds
Mortgage-Backed Securities
Other Investments
Amortized Cost
Unrealized Gains
Unrealized Losses
Fair Value


As of December 31, 2024
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
($100,000)
U.S. Gov't Agency Bonds
Municipal Bonds
Mortgage-Backed Securities
Other Investments
Amortized Cost
Unrealized Gains
Unrealized Losses
Fair Value

Regulatory Capital Ratios

(Mercantile Bank Data)

Tier 1 Leverage Capital Ratio
11.8%

Total Risk Based Capital Ratio
14.0%

Total Risk Based Capital Ratio
*Adjusted for Unrealized Gains/Losses**
13.3%

Excess Total Risk Based Capital
$217 Million

Excess Total Risk Based Capital
*Adjusted for Unrealized Gains/Losses**
$178 Million


14%
12%
10%
8%
6%
4%
2%
0%
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
As Reported Total Risk-Based Capital Ratio
As Reported Tier 1 Leverage Capital Ratio
Total Risk-Based Capital Requirement
Tier 1 Leverage Capital Requirement
Adjusted Total Risk-Based Capital Ratio
Adjusted Tier 1 Leverage Capital Ratio


$250mm
$200mm
$150mm
$100mm
$50mm
$0mm
($50mm)
($100mm)
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
As Reported Excess Total Risked-Based Capital @ 10.0%
After Tax Net Unrealized Gain/(Losses):
Adjusted Excess Total Risked-Based Capital @ 10.0%*

**Adjusted Capital and Ratios include the after tax net unrealized gains/losses*

Deposits & Sweep Accounts*


$5.0B
$4.5B
$4.0B
$3.5B
$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
$0.0B
1Q24
2Q24
3Q24
4Q24
1Q25
Money Market (+38%)
Noninterest-Bearing Checking (+3%)
Interest-Bearing Checking (+21%)
Savings (-13%)
Local Time $100,000 & Over (+22%)
Local Time Under $100,000 (+14%)
Sweep Accounts (+6%)
Brokered Deposits (-14%)

*(#%) Reflects quarter-over-quarter change.

Large Depositors
Includes Sweep Account Balances

Stable Large Depositors

Depositors with over $5 million as of March 31, 2025



Total – 79 relationships aggregating $1.5 billion

- Business/Individual – 60 relationships aggregating $1.3 billion
- Governmental – 19 relationships aggregating $0.2 billion

Depositors with over $5 million as of March 31, 2020 (5 years ago), consisted of 44 relationships aggregating $630 million

- 37 relationships still maintain deposits over $5 million as of March 31, 2025




Aggregate Balance of the 37 Depositors
($ millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$523
$968
March 31, 2020
March 31, 2025

Deposit Balances

Deposits comprised primarily of business accounts*


Personal
34%
Business
66%

($ in thousands)		March 31, 2025		March 31, 2024	
		Personal	Business	Personal	Business
Noninterest-Bearing Checking	$	191,300	982,200	207,500	927,500
Interest Checking	$	190,800	560,500	189,000	433,300
Savings	$	192,300	34,100	215,700	43,800
Money Market	$	432,600	1,133,900	337,400	800,500
Certificates of Deposit	$	516,800	297,500	450,100	229,900
Total Deposits	$	1,523,800	3,008,200	1,399,700	2,435,000

*As of March 31, 2025. Excludes brokered deposits

Sources of Liquidity*

Source		Availability ($ in thousands)
Unsecured Federal Funds Lines of Credit	$	70,000
FHLB of Indianapolis Advance Program	$	674,000
Unpledged Investments	$	392,000
Federal Reserve Discount Window	$	153,000

As of March 31, 2025.

Thoughts on Remainder of 2025

Prime/SOFR Rates

- No Changes

2025 Performance Metrics

	2nd Quarter	3rd Quarter	4th Quarter
Loan Growth	3.00% - 5.00%	3.00% - 5.00%	3.00% - 5.00%
Net Interest Margin	3.45% - 3.55%	3.45% - 3.55%	3.45% - 3.55%
Fee Income	$9.5MM - $10.5MM	$10.0MM - $11.0MM	$9.0MM - $10.0MM
Overhead Costs	$32.5MM - $33.5MM	$33.0MM - $34.0MM	$33.0MM - $34.0MM
Federal Tax Rate	19%	19%	19%

Strong Credit Culture

Diversified Lending

Total Loans*

($ in thousands)	Balance	Percentage
Commercial Loans		
Commercial and Industrial	$ 1,314,400	28%
Real Estate – NonOwner Occupied	$ 1,183,700	26%
Real Estate – Owner Occupied	$ 705,600	15%
Real Estate – Multi-Family & Residential Rental	$ 479,000	10%
Real Estate – Land Development & Residential Construction	$ 68,800	2%
Total Commercial Loans	$ 3,751,500	81%
Retail Loans		
1 – 4 Family Mortgages	$ 817,200	18%
Other Consumer	$ 67,800	1%
Total Retail Loans	$ 885,000	19%
Total Loans	$ 4,636,500	100%

As of March 31, 2025

Asset Quality Metrics

Quarter Trends
($ in thousands)

- Continued strong asset quality metrics
- 9 basis points nonperforming assets to total assets as of March 31, 2025

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25
Net loan charge-offs (recoveries)	$ (400)	(300)	(100)	3,600	(100)
Net loan charge-offs (recoveries) to average loans *(annualized)*	(0.04%)	(0.02%)	(0.01%)	0.31%	(0.01%)
Allowance to loans	1.19%	1.25%	1.24%	1.18%	1.22%
Nonperforming loans to total loans	0.14%	0.21%	0.22%	0.12%	0.12%
Nonperforming assets to total assets	0.11%	0.16%	0.17%	0.09%	0.09%

$ in thousands

Core Commercial Loan Growth ($ in millions)

5%
Commercial loan growth in 1Q25
(annualized)

Five Quarter Loan Growth Trends

Core Commercial Loans



$3,800
$3,700
$3,600
$3,500
$3,400
$3,300
$3,200
$3,430
$3,533
$3,648
$3,707
$3,752
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25

Five Year Annual Loan Growth Trends

		12/31/20	12/31/21	12/31/22	12/31/23	12/31/24
Core Commercial Loans	$	2,438	2,923	3,147	3,415	3,707
PPP Loans	$	365	40	1	-	-
Total Commercial Loans	$	2,803	2,963	3,148	3,415	3,707

Lending Commitments

($ in millions)

*Commitments to make loans generally reflect our binding obligations to existing and prospective commercial customers to extend credit, including line of credit facilities secured by accounts receivable and inventory, and term debt secured by either real estate or equipment.

		3/31/24	6/30/24	9/30/24	12/31/24	3/31/25
Construction Loans						
Commercial	$	362	320	241	245	210
Residential	$	40	37	34	30	30
Commitments to Make Loans*	$	235	255	236	296	234
Total	$	637	612	511	571	474

Composition - Commercial Loans*

Loan Type


Commercial Real Estate - Non-Owner Occupied 32%
Commercial Real Estate - Multi-Family & Residential Rental 13%
Commercial & Industrial 34%
Commercial Real Estate - Owner Occupied 19%
Commercial Vacant Land, Land Development & Residential Construction 2%

Industry


Wholesale Trade 4%
Retail Trade 6%
Transportation & Warehousing 1%
Manufacturing 18%
Information <1%
Construction 6%
Finance & Insurance 3%
Services 20%
Real Estate, Rental & Leasing 41%
Agriculture, Oil & Gas Extraction & Utilities 1%

Credit Risk Profile by Internal Credit Risk Grades ($ in millions)

Internal Credit Risk Grade Groupings		Commercial & Industrial	Commercial Vacant Land, Land Dev., & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$	623.1	23.5	447.3	484.0	179.5
Grades 5-7	$	654.3	45.3	251.5	699.7	298.9
Grades 8-9	$	37.0	0.0	6.8	0.0	0.6
Total Commercial	$	1,314.4	68.8	705.6	1,183.7	479.0

* *As of March 31, 2025*

Composition – Auto Related Commercial Loans


Auto Related Loans Percent of Total Commercial Loans
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1Q24
2Q24
3Q24
4Q24
1Q25
Auto Percentage
Non-Auto Percentage


Balance of Auto Related Loans ($ in millions)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
1Q24
2Q24
3Q24
4Q24
1Q25
Balance of Auto Loans
Balance of Non-Auto Loans


Weighted Internal Risk Grade of Auto Related Loans
Loan Grade
8
7
6
5
4
3
2
1
4.17
4.22
4.49
4.55
4.71
1Q24
2Q24
3Q24
4Q24
1Q25

Rate Type - Commercial Loans * ($ in thousands)

Rate Type Breakdown


24%
76%
Floating Rate Commercial Loans
Fixed Rate Commercial Loans

		Balance
Floating Rate Commercial Loans	$	2,851,200
Fixed Rate Commercial Loans	$	900,300
Total Commercial Loans	$	3,751,500

**As of March 31, 2025.*

Past Due Loans

Commercial & Retail Past Due Loans* ($ in millions)

		30 - 59 Days Past Due	60 - 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial & Industrial	$	-	-	0.3	0.3	1,314.1	1,314.4	-
Vacant Land, Land Development, Residential Construction	$	-	-	-	-	68.8	68.8	-
Real Estate - Owner Occupied	$	-	-	-	-	705.6	705.6	-
Real Estate - Non-Owner Occupied	$	-	-	-	-	1,183.7	1,183.7	-
Real Estate - Multi-Family & Residential Rental	$	-	-	-	-	479.0	479.0	-
Total Commercial	$	-	-	0.3	0.3	3,751.2	3,751.5	-
1-4 Family Mortgages	$	-	0.1	0.7	0.8	816.4	817.2	-
Other Consumer Loans	$	-	-	-	-	67.8	67.8	-
Total Retail	$	-	0.1	0.7	0.8	884.2	885.0	-
Total Past Due Loans	$	-	0.1	1.0	1.1	4,635.4	4,636.5	-

As of March 31, 2025. Excludes current non-accrual loans.

Past Due Loans


3 bps*
as % of
Total Loans
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
3/31/23
6/30/23
9/30/23
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24
3/31/25
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

*As of March 31, 2025.

FDIC Commercial Real Estate Lending Concentration Guideline

Commercial Real Estate Loans / Total Regulatory Capital

Generally not to exceed 300%


300%
290%
280%
270%
260%
250%
240%
230%
220%
210%
200%
3/31/2024
6/30/2024
9/30/2024
12/31/2024
3/31/2025

Non-Owner Occupied Commercial Real Estate Lending*


Current NOO CRE Composition
Industrial
Office
Retail
Hotel
Assisted Living
Other NOO CRE
Remainder of Total Loans
8%
6%
6%
3%
2%
1%
Total Loan Portfolio (excluding NOO CRE)


Historical NonPerforming NOO CRE
(ending balance, $ in thousands)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
NonPerforming NOO CRE ($ in thousands)

($ in thousands)		Balance	% of NOO CRE	% of Total Loans
Industrial	$	349,100	29%	8%
Retail**	$	273,600	23%	6%
Office	$	259,300	22%	6%
Hotel	$	154,000	13%	3%
Assisted Living	$	104,600	9%	2%
Other	$	43,100	4%	1%
Total	$	1,183,700	100%	26%

- 88% of office NOO CRE is located in Michigan
- 34% of office is medical
- 0% nonperforming NOO CRE loans

**As of March 31, 2025.*
***Retail is defined using S&P GICS classifications for the Retailing Industry, in addition to restaurants and NOO-CRE with direct exposure to multi use retailing businesses.*

Company Overview

Mercantile Bank...

- One of the largest banks headquartered in Michigan.
- Founded in 1997 in Grand Rapids, MI.
- $6.1 billion in total assets.
- More than 650 employees & over 40 locations.
- Offers more than 75 products & services supporting commercial, business, governmental, educational, nonprofit, treasury and personal banking needs.

We invest in our communities by...

- Volunteering nearly 25,000 hours in community service supporting more than 900 organizations.
- Teaching more than 300 financial wellness classes.
- Donating nearly $1,000,000 to local nonprofits & fundraisers annually.
- Over $33 million invested in affordable housing projects throughout the state.



Historical Trends & Shareholder Value

Solid Earnings and Balance Sheet Growth Trends

Total Assets
10.7% CAGR



Billions
$7
$6
$5
$4
$3
$2
$1
$0
3.6
4.4
5.3
4.9
5.4
6.1
2019 2020 2021 2022 2023 2024

Total Loans
10.0% CAGR



Billions
$5
$4
$3
$2
$1
$0
2.9
3.2
3.5
3.9
4.3
4.6
2019 2020 2021 2022 2023 2024

Total Deposits
11.8% CAGR



Billions
$5
$4
$3
$2
$1
$0
2.7
3.4
4.1
3.7
3.9
4.7
2019 2020 2021 2022 2023 2024

TBVPS
8.4% CAGR



$35
$30
$25
$20
$15
$10
$5
$0
22.12
23.86
25.61
24.47
29.31
33.09
2019 2020 2021 2022 2023 2024

EPS
10.4% CAGR



$6
$5
$4
$3
$2
$1
$0
3.01
2.71
3.69
3.85
5.13
4.93
2019 2020 2021 2022 2023 2024

Cash Dividends
6.0% CAGR



$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
1.06
1.12
1.18
1.26
1.34
1.42
2019 2020 2021 2022 2023 2024

Strategic Areas of Focus

Client Experience

- Deploy new client onboarding and servicing technologies
- Enhance existing technology solutions
- Equip all sales personnel with the training, tools, and resources necessary to serve clients
- Enhance understanding of client behaviors and needs

Growth

- Increase local deposits
- Build robust business banking reputation and portfolio
- Expand reach of traditional and digital marketing
- Grow commercial loan portfolio in prudent fashion
- Evaluate complementary M&A targets
- Expand presence in Southeast Michigan

People & Culture

- Foster culture where all employees feel valued and empowered
- Build breadth and depth of employee training program
- Create an engaging workplace
- Enhance inter-departmental communications
- Maintain competitive compensation and benefit packages
- Amplify the Bank's impact on the communities it serves

Efficiency

- Deploy data analytics and robotic process automation
- Pursue process efficiency in all functional areas
- Explore use cases for artificial intelligence deployment
- Deploy new and upgraded software

Risk Management

- Maintain and enhance existing credit culture
- Continued enhancement of interest rate risk management principles and associated reporting
- Maintain effective compliance management practices
- Expand enterprise risk management practices, monitoring, and reporting

Product Offering

Highly competitive commercial and retail capabilities.

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing & Receivables	●				
Bill Payment & ACH	●	●	●	●	●
Cash Management	●	●	●	●	●
Credit Card Rewards	●	●	●	●	●
Electric Vehicle Car Loan	●		●		
Health Savings Account	●	●			
In-House Payroll Services & Human Capital Management Solutions	●				
Integrated Payables	●	●	●	●	●
Integrated Receivables	●	●	●	●	●
Merchant Services	●	●	●	●	●
Personal Finance Management (Within Online & Mobile Banking)	●	●	●		●
Remote Deposit Capture	●	●	●	●	●